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                                                                   Exhibit 99.2
   e.spire(TM) AND syndicated bank group SIGN terms for amendED Agreement

  HERNDON, VA, JULY 14, 2000 -- e.spire COMMUNICATIONS, INC. (NASDAQ: ESPI) ANNOUNCED TODAY THAT IT AND ITS SYNDICATED BANK GROUP HAVE SIGNED THE FINAL
  TERMS FOR AN AMENDMENT TO ITS SENIOR SECURED CREDIT FACILITY, EXECUTED IN
   AUGUST 1999. e.spire EXPECTS TO PREPARE THE DOCUMENTATION, COMPLETING THE
    AMENDMENT, IN THE NEXT FEW WEEKS, AT WHICH TIME THE SPECIFIC TERMS WILL BE
                                  MADE PUBLIC.

   INGENERAL, e.spire WILL PAY A .5 PERCENT POINT INCREASE IN INTEREST RATES
  IN EXCHANGE FOR MODIFIED FINANCIAL PERFORMANCE CRITERIA THAT GIVE e.spire THE
         FLEXIBILITY TO ACHIEVE ITS FINANCIAL AND BUSINESS OBJECTIVES.

   IN CONNECTION WITH AGREEING TO THE TERMS, e.spire WILL PAY $15 MILLION TODAY
       ON THE FACILITY'S PRINCIPAL AND $10 MILLION AT THE FINAL CLOSING.

 "WE ARE VERY PLEASED TO HAVE THESE NEW TERMS IN PLACE," SAID BRADLEY E. SPARKS, e.spire CHIEF FINANCIAL OFFICER. "THEY GIVE US ATTAINABLE REVENUE AND EBITDA TARGETS AND RELIEVE US OF FUTURE WORRIES ABOUT OUR COVENANTS WITH THE BANKS."

  "IAM CONFIDENT THAT WE WILL MEET OUR COMMITMENTS OUTLINED IN THE TERM SHEET," ADDED GEORGE F. SCHMITT, e.spire CHAIRMAN AND ACTING CHIEF
   EXECUTIVE OFFICER. "WE CAN NOW FOCUS ON GROWING OUR TELECOMMUNICATIONS
                                   BUSINESS."

e.spire Communications, Inc. is a leading integrated communications provider, offering traditional local and long distance, dedicated Internet access and advanced data solutions, such as ATM and frame relay. e.spire also provides dial-up Internet through its wholly-owned Internet service provider (ISP), CyberGate, Inc., and Web hosting services through CyberGate's subsidiary, ValueWeb. In addition, ACSI Network Technologies, Inc., another e.spire subsidiary, provides third parties, including other communications concerns, municipalities and corporations, with turnkey fiber-optic design, construction and project management expertise. More information about e.spire is available on e.spire's Web site, www.espire.net.






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          e.spire(TM) AND SYNDICATED BANK GROUP SIGN TERMS FOR AMENDED
                                AGREEMENT/PAGE 2

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Certain statements regarding the development of the Company's businesses, the markets for the Company's services and products, the Company's anticipated capital expenditures, anticipated EBITDA and other statements are forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995) which can be identified as any statement that does not relate strictly to historical or current facts. Forward-looking statements use such words as plans, expects, will, will likely result, are expected to, will continue, is anticipated, estimate, project, believes, anticipates, intends and expects, may, should, continue, seek, could and other similar expressions. Although the Company believes that its expectations are based on reasonable assumptions, it can give no assurance that its expectations will be achieved. The important factors that could cause actual results to differ materially from those in the forward-looking statements herein (the "Cautionary Statements") include, without limitation, the Company's degree of financial leverage, risks associated with debt service requirements and interest rate fluctuations, risks associated with acquisitions and the integration thereof, the impact of restriction under the Company's financial instruments, dependence on availability of transmission facilities, regulation risks including the impact of the Telecommunications Act of 1996, contingent liabilities, the impact of competitive services and pricing, the ability of the Company to successfully implement its strategies, as well as the other risks referenced from time to time in the Company's filings with the SEC, including the Company's Form 10-K for the year ended December 31, 1999. All subsequent written and oral forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by the Cautionary Statements. The Company does not undertake any obligation to release publicly any revisions to such forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Contact:
Media Relations
                                                             Peggy Disney
703.639.6738
peggy.disney@espire.net
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